Item G.1.a.vi

Response to Item C.6.e
The registrant has pledged portfolio securities as collateral to secure an outstanding loan balance with a lender who is also the registrant's securities lending counterparty. The registrant permits, subject to certain conditions, its lender and securities lending counterparty, as principal and not as agent for the registrant, to rehypothecate such pledged portfolio securities up to the amount of the loan balance outstanding. The registrant receives a portion of the fees earned by its lender and securities lending counterparty in connection with this permitted rehypothecation of portfolio securities. Other than acting as the registrant's creditor, the registrant's lender and securities lending counterparty does not provide any services to the registrant in connection with securities lending. The revenue split represents an amount agreed between the registrant and its lender as part of the economic terms on which such lender extends credit to the registrant. The registrant does not otherwise engage in any securities lending activities.